UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2015

GOODRICH PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Louisiana, Suite 700 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 780-9494

N/A

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Preferred Stock Exchange Offers

On December 18, 2015, Goodrich Petroleum Corporation, a Delaware corporation (the “Company”), closed its previously announced offers to exchange (the “Exchange Offers”) (i) any and all of the shares of the Company’s outstanding 5.375% Series B Cumulative Convertible Preferred Stock (the “Series B Preferred Stock”), (ii) up to 2,390,000 depositary shares of the Company’s outstanding 10.00% Series C Cumulative Preferred Stock (the “Series C Preferred Stock”) and (iii) up to 2,390,000 depositary shares of the Company’s outstanding 9.75% Series D Cumulative Preferred Stock (the “Series D Preferred Stock” and, together with the Series B Preferred Stock and the Series C Preferred Stock, the “Existing Preferred Stock”) for newly issued depositary shares each representing a 1/1000th ownership interest in a share of the Company’s 10.00% Series E Cumulative Convertible Preferred Stock (the “Series E Preferred Stock”).

In exchange for each share of Existing Preferred Stock properly tendered (and not validly withdrawn) and accepted by the Company, participating holders of (i) Series B Preferred Stock received 1.20 depositary shares of Series E Preferred Stock per share of Series B Preferred Stock, (ii) Series C Preferred Stock received one depositary share of Series E Preferred Stock per depositary share of Series C Preferred Stock and (iii) Series D Preferred Stock received one depositary share of Series E Preferred Stock per depositary share of Series D Preferred Stock.

Pursuant to the Exchange Offers, 758,434 shares of Series B Preferred Stock, 1,274,932 depositary shares of Series C Preferred Stock and 1,463,759 depositary shares of Series D Preferred Stock were validly tendered and accepted for exchange by the Company. In aggregate consideration for the accepted Existed Preferred Stock, the Company issued 3,648,803 depositary shares of Series E Preferred Stock to the tendering holders, based upon the particular series and number of shares of Existing Preferred Stock such holders validly tendered and did not withdraw in the Exchange Offers.

The issuance of Series E Preferred Stock in the Exchange Offers is exempt from registration under the Securities Act of 1933, as amended, pursuant to the provisions of Section 3(a)(9) thereof as securities exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

Deposit Agreement

In connection with the closing of the Exchange Offers, on December 18, 2015, the Company entered into a Deposit Agreement (the “Deposit Agreement”) with American Stock Transfer & Trust Company, LLC, as depositary (the “Depositary”) and the holders from time to time of the depositary receipts described therein. The Deposit Agreement governs the deposit of the Series E Preferred Stock with the Depositary and the issuance by the Depositary of the corresponding depositary shares. A copy of the Deposit Agreement is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 regarding the Exchange Offers and Item 5.03 regarding the Certificate of Designation (as defined below) of the Company is incorporated by reference into this Item 3.02.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth under Item 5.03 regarding the Certificate of Designation of the Company is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 18, 2015, the Company filed a certificate of designation with the Secretary of State of the State of Delaware (the “Certificate of Designation”) for the purpose of amending its restated certificate of incorporation to fix the designations, preferences, limitations and relative rights of its Series E Preferred Stock. The

Series E Preferred Stock has a liquidation preference of $10.00 per depositary share and ranks senior to the Company’s common stock and on parity with the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock with respect to the payment of dividends and distribution of assets upon liquidation, dissolution or winding up. The Series E Preferred Stock has no stated maturity and is not subject to mandatory redemption or any sinking fund and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into its common stock.

Holders of the Series E Preferred Stock have the right to convert their shares into shares of the Company’s common stock at a conversion rate of 5.0 shares of common stock per $10.00 liquidation preference, which is equivalent to an initial conversion price of $2.00 per share of common stock. The Company has the right to convert all of the outstanding Series E Preferred Stock into shares of the Company’s common stock if the closing sale price of the common stock equals or exceeds $3.00 for at least 20 trading days in a period of 30 consecutive trading days.

At any time on or after April 10, 2018, the Company may, at its option, redeem the Series E Preferred Stock, in whole at any time or in part from time to time, for cash at a redemption price of $10.00 per depositary share, plus all accumulated and unpaid dividends to, but not including, the date of redemption. If the Company exercises its redemption rights relating to shares of Series E Preferred Stock, the holders of Series E Preferred Stock will not have the conversion right described above with respect to the shares of Series E Preferred Stock called for redemption.

Holders of shares of the Series E Preferred Stock will have no voting rights except for limited voting rights if the Company fails to pay dividends for six or more quarterly periods (whether or not consecutive) and in certain other limited circumstances or as required by law. The terms of the Series E Preferred Stock are more fully set forth in the Certificate of Designation, a copy of which is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

4.1	Deposit Agreement, dated as of December 18, 2015, by and among Goodrich Petroleum Corporation, American Stock Transfer & Trust Company, as Depositary, and the holders from time to time of the depositary receipts described therein.

4.2	Form of Depositary Receipt representing the Depositary Shares (included as Exhibit A to Exhibit 4.1).

4.3	Certificate of Designation with respect to the 10.00% Series E Cumulative Convertible Preferred Stock.

4.4	Form of Certificate representing the 10.00% Series E Cumulative Convertible Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2015

GOODRICH PETROLEUM CORPORATION

By:	/s/ Michael J. Killelea
Michael J. Killelea
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Deposit Agreement, dated as of December 18, 2015, by and among Goodrich Petroleum Corporation, American Stock Transfer & Trust Company, as Depositary, and the holders from time to time of the depositary receipts described therein.

4.2	Form of Depositary Receipt representing the Depositary Shares (included as Exhibit A to Exhibit 4.1).

4.3	Certificate of Designation with respect to the 10.00% Series E Cumulative Convertible Preferred Stock.

4.4	Form of Certificate representing the 10.00% Series E Cumulative Convertible Preferred Stock.